November 2011 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties.  Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend payouts and dividend payout ratios, debt repayment, share repurchases, construction costs and capital expenditures, investment opportunities, rate base and the capital structure. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information.  In addition to the assumptions and other factors referred to in connection with the forward-looking information, including, without limitation, rate recovery of any costs above the PSCW approved amount for the Oak Creek expansion; PSCW approval of utility construction projects, including infrastructure upgrades; and continued growth in earnings from ATC, factors that could cause Wisconsin
Energy's actual results to differ materially from those contemplated in any forward-looking information or otherwise affect our future results of operations and financial condition include, among others, the following:  general economic conditions;
business, competitive and regulatory conditions in the deregulating and consolidating energy industry, in general, and, in particular, in the company’s service territories; timing, resolution and impact of pending and future rate cases and other regulatory decisions; availability of the company’s generating facilities; unanticipated changes in purchased power costs;
unanticipated changes in coal or natural gas prices and supply and transportation availability; key personnel changes; the ability to recover fuel and purchased power costs; varying weather conditions; catastrophic weather-related or terrorism-
related damage; construction risks, including those associated with the construction of new environmental controls and renewable generation; adverse interpretation or enforcement of permit conditions by permitting agencies; equity and bond market fluctuations; the investment performance of the company’s pension and other post-retirement benefit plans; the impact of recent and future federal, state and local legislative and regulatory changes; current and future litigation, regulatory investigations, proceedings or inquiries, including the pending lawsuit against the company’s pension plan,
FERC matters, and IRS audits and other tax matters; the effect of accounting pronouncements issued periodically by standard setting bodies, including any requirement for U.S. registrants to follow International Financial Reporting
Standards instead of GAAP; foreign, governmental, economic, political and currency risks; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis
of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-
Looking Information” and “Risk Factors” contained in Wisconsin Energy's Form 10-K for the year ended December 31,
2010 and in subsequent reports filed with the Securities and Exchange Commission.  Wisconsin Energy expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 Key Areas to be Covered Overview of Wisconsin Energy Retail Electric and Gas Utilities Power the Future Wholesale Electric Transmission Earnings Outlook

Overview of Wisconsin Energy
Estimated Rate Base and Power the Future Investment at 12/31/11
Retail Electric and Gas Utilities
Wisconsin, Michigan, and FERC
jurisdictions
48.5% to 53.5% equity for Wisconsin
Electric
10.4% allowed ROE
45% to 50% equity for Wisconsin Gas
10.5% allowed ROE
Power the Future
53% to 55% equity levels in lease
agreements
12.7% ROE fixed in lease agreements
Wholesale Electric Transmission
FERC jurisdictional
50% equity level for rates
12.2% ROE with true-up
Note:  Value for retail electric and gas utilities represents rate base.
Power the Future value is book value of investment.
Wholesale electric transmission is 26.2% of ATC’s rate base.
$9.7 Billion
$6.3
$2.7
$0.7
Utilities PTF Transmission

Wisconsin Electric Gas Service Area
Wisconsin Electric Electric Service Area
Wisconsin Gas Service Area

Wisconsin Energy Corporation

5 Largest electric and gas company in Wisconsin 1.1 million electric customers 1.0 million natural gas customers Retail Electric and Gas Utilities

Regulatory Environment
Wisconsin Commissioners
Name Party
Began
Serving
Term
Ends
Phil
Montgomery
Chairman
R 03/2011 03/2017
Eric Callisto D 05/2008 03/2015
Ellen Nowak R 07/2011 03/2013
Wisconsin Commission
3 Commissioners
Gubernatorial appointment,
Senate confirmation
Chairman: Gubernatorial
appointment
Terms
6 year—staggered terms
Michigan Commission
3 Commissioners
Gubernatorial appointment,
Senate confirmation
Chairman: Gubernatorial
appointment
Terms
6 year—staggered terms
Michigan Commissioners
Name Party
Began
Serving
Term
Ends
John D.
Quackenbush
Chairman
R 10/2011 07/2017
Greg R. White I 12/2009 07/2015
Orjiakor Isiogu D 8/2007 07/2013

Rate Case Activity
Wisconsin Jurisdiction
Filed an application with the Wisconsin Public
Service Commission requesting no net increase in
base rates in 2012
Authorizes the company to suspend amortization
of $148M of regulatory costs in 2012
Authorizes $148M of carrying costs and
depreciation on air quality controls at Oak Creek
and the Glacier Hills Wind Park
Authorizes the company to reopen the rate
proceeding in 2012 for rates effective in 2013
Application accepted as filed on October 6th

Rate Case Activity
Wisconsin Jurisdiction
Schedule for fuel case established with decision
expected by the end of 2011 or early 2012
Requests the refund of $26 million from
Wisconsin Electric’s settlement of spent
nuclear fuel litigation with the U.S.
Department of Energy
Expect to file a full rate case proceeding in
Spring of 2012

Rate Case Activity
Michigan Jurisdiction
Filed rate case on July 5
Requested $17.5 million annually -- an 8.4% increase
Expect to self-implement $7.7 million in January 2012
If approved by the commission, this 4.4% increase could
be offset by the Michigan portion of the DOE settlement
This would result in a net interim increase of 2.8%
Filed for a 10.4% ROE
Final rates effective July 2012

Wisconsin Energy
Electric Retail Customer Base
2010 Retail KWh Sales Mix
Other
1%
Small C&I
32%
Residential
31%
Large C&I
36%
C&I Sector
Small & Large
% of 2010
Electric
Sales
Office 12.4%
Mining 11.4%
Retail 6.4%
Health Care 5.7%
Paper & Products 5.5%
Primary Metals 5.5%
Education 4.6%
Food & Products 4.6%
2010 Retail Revenues
Other
1%
Residential
40%
Small C&I
34%
Large C&I
25%

Retail Electric and Gas Utilities
Expected Levels of Investment and Depreciation
$329
$415
$425
$412
$146
$333
$132
$10
$212
$166
$68
$71
250
260
310
320
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2010A 2011E 2012E 2013E
Base Renewable Environmental Depreciation
*Total depreciation expense was $250 million in 2010, and is expected to be $260, $310 and $320 million in 2011, 2012, and 2013 respectively for utilities on a combined basis.
$687
$914
$625
$493

Retail Electric and Gas Utilities
Projected Rate Base
Average Total Utility Rate Base
$4.9
$5.1
$6.4
$6.7
$0.4
$0.3
$0.6
$1.0
$0.2
($0.3)
($0.1)
$5.5
$6.3
$6.7
$6.7
-$1
$0
$1
$2
$3
$4
$5
$6
$7
$8
2010A 2011E 2012E 2013E
PPE CWIP All Other*
*All other is comprised of customer advances, def. taxes,
inventory and implied working capital.

Renewable Energy Opportunity
Renewable Portfolio Standard in Wisconsin
2.27%
4.27%
8.27%
2001-03
Baseline
2010 2015
Required Percentage for
Wisconsin Electric Retail Sales
*Requirements at a Wisconsin state level are 5% and 10%
in 2010 and 2015 respectively.  In terms of energy this is
estimated to be 1.4 TWh in 2010 and 2.5 TWh in 2015.
*
*

Renewable Energy Opportunity
Glacier Hills
162 MW
Estimated investment of $361 million
Expected completion December of 2011
Biomass
50MW
Estimated investment of $255 million
Approved by PSCW and Domtar Inc.
Expected completion by the end of 2013
Wisconsin Electric has executed 165MW
of renewable energy transactions to
help achieve compliance with the
Wisconsin Renewable Portfolio Standard
We expect to be in compliance with the
Standard through 2016

Power the Future
Expected Earnings
2009 2010 2011 2012
Oak Creek #2
Oak Creek #1
Port Washington #1 & #2
Key Assumptions
Oak Creek Unit 2 in service
January 12, 2011
Cost estimate of $2 billion for
WEC’s ownership of the coal
units
Free cash flow of $248 million
in 2012 – after capex and debt
repayment at We Power level
Earnings contribution expected
to grow somewhat over time as
debt repayment occurs
Earnings per Share Contribution
Consolidated Basis
$0.48
$0.66
$0.21
*Includes allocation of holding company interest.
Capitalized interest benefit not included.
$0.67

Wholesale Electric Transmission
Wisconsin Energy owns 26.2% of American Transmission
Company (ATC)
ATC is projected to contribute approximately 16 cents to
our EPS this year
Represents almost 8% of consolidated earnings
ATC’s projected capital investment over the next ten years
is $3.8 - $4.4 billion
ATC rate base at year end 2012 is projected to be
about $2.7 billion
Regulated by FERC for purposes of rates and returns
12.2% return on equity with true-up mechanism
Transmission siting is under state jurisdiction

Wholesale Electric Transmission
Non-exclusive joint venture between Duke Energy and ATC
(DATC) announced in April
Adds potential investment opportunities outside ATC’s
current footprint
Ownership is split 50/50 between Duke and ATC
In September, DATC submitted the first set of proposed
transmission projects to MISO’s Midwest Transmission
Expansion Plan
Seven new transmission lines
Located in five Midwestern states
Total cost of approximately $4 billion
Phased in over the next 10 years
Projects are subject to regulatory approval
Potential impact on WEC
No significant capital deployment expected until 2015
Earnings impact anticipated in 2015 and beyond

Wholesale Electric Transmission
Expected Earnings
$267
$310
$272
$70
$81
$71
2011 2012 2013
ATC WEC portion (26.2%)
Key Assumptions
ATC projects a need for $3.8-$4.4
billion of transmission improvements
in its footprint from 2011 to 2020
Implies average $35 million effective
annual rate base growth for WEC
from 2011 to 2013
Expect a $0.16 and $0.17
contribution to EPS in 2011 and
2012 respectively
Excludes potential transmission
projects outside ATC’s traditional
footprint
Projected Capital Expenditures
(Millions of Dollars)

Projected Earnings Base for 2010 - 2012
2010A 2011E 2012E
Electric and Gas Utilities $1.34 $1.44 to $1.47 $6.7 billion rate base
Power the Future
(1)
$0.48 $0.66 $0.67
Wholesale Electric Transmission
(2)
$0.15 $0.16 $0.17
Unallocated holding company debt
(3)
($0.05) ($0.13) ($0.09)
$1.92 $2.13 to $2.16
(1)
Includes allocation of approximately $375 million of 6.25% rate holding company debt
(2)
26.2% Investment in ATC
(3)
Reflects repayment of $450 million of senior notes on April 1, 2011 with $224 million of cash on hand March 31, 2011 and $226 million of commercial paper issuance.  The commercial paper is expected to be repaid by the end of 2012.

Forecast of Electric Sales 2011
2011 Forecast vs.
2010 Actual
2011 Forecast vs.
2010 Normalized
Residential -3.2% -0.4%
Small C&I -1.0% 0.5%
Large C&I (ex. Mines) -2.8% -2.0%
Total Large C&I -2.2% -1.6%
Total Retail -2.1% -0.6%

Financing Policy
Capital Structure Goals
Maintain debt to capital below 55% by the
end of 2013
Actual ratio was 54.1% at the end of 2010
Assumes half of hybrid securities are
treated as common equity

Dividend / Share Repurchase
Move to a dividend payout ratio that is competitive
with our peers
Adopted a policy that trends to a 60% payout ratio
over the period 2012 to 2015
Management will recommend a dividend increase in
the range of 13% to 15% to the Board for 2012
In 2013 and beyond, this policy should support
annual dividend increases in the 8 percent range
over the forecast period

Dividend / Share Repurchase
To maintain appropriate financial strength and
provide value to our investors, we plan to:
Implement a share repurchase plan – through
the end of 2013 – that calls for us to buy back up
to $300 million of Wisconsin Energy common
stock through open market purchases or privately
negotiated transactions
Final size of the program will be based on actual
capital spending
We do not expect to issue any additional shares

24 $0.68 $0.80 2009A 2010A 2011E $1.04 Projected Growth in Earnings and Dividends $1.60 2009A 2010A 2011E Earnings per Share Dividends per Share $1.92 $2.13 to $2.16

Potential Investment Opportunities
Divestiture of energy assets by the State of Wisconsin
Investment in fuel flexibility at new Oak Creek
coal units
Investment in aging gas and electric distribution
infrastructure
Renewable energy investments beyond 2016
Investment in aging generation facilities such as
hydro rebuilds
Investment required to meet future EPA rules

Power the Future program now complete
Highly visible earnings and strong cash flow
Solid utility franchises with rate base growth
Power the Future 2 driven by environmental upgrades,
renewable energy projects and network improvements
Investment in American Transmission Company
provides an additional regulated growth opportunity
Positioned to deliver among the best risk-adjusted
returns in the industry
Top Quartile dividend growth in the industry
Key Takeaways on Wisconsin Energy